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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2005

                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-25064                                                  41-1580506
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)

                      3600 American Boulevard W., Suite 560
                          Minneapolis, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 831-6830
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective November 14, 2005, Health Fitness Corporation (the "Company") entered into a Securities Purchase Agreement with five accredited investors for the sale of an aggregate of 1,000 shares of its Series B Convertible Preferred Stock (the "Series B Stock"), at an aggregate purchase price of $10.2 million. After selling commissions and expenses, the Company will receive net proceeds of approximately $9.4 million. The Series B Stock will automatically convert into approximately 5.1 million shares of Common Stock effective on the date the Securities and Exchange Commission declares effective a registration statement to be filed by the Company with respect to the 5.1 million shares of Common Stock issued to the new investors. The registration statement is expected to become effective no later than March 15, 2005. The Company also issued the investors 5-year warrants (the "Warrants") to purchase approximately 1.5 million shares of Common Stock for $2.40 per share, subject to customary weighted --average anti-dilution adjustments. Shares issuable upon exercise of the Warrants will also be included in the registration statement to be filed by the Company.

         The Company is required to file the registration statement with the Securities and Exchange Commission within 60 days of the closing, to use its best efforts to cause the Registration Statement to be declared effective under the Securities Act of 1933 as promptly as possible after the filing thereof, but in no event within 120 days of the closing, and to use its best efforts to keep the registration statement continuously effective under the Securities Act until all registrable securities covered by the registration statement have been sold or are eligible to be sold without volume restrictions pursuant to Rule 144(k).

         The Company anticipates using approximately $5.1 million of the net proceeds from the issuance of the Series B Stock to redeem all of its outstanding shares of Series A Convertible Preferred Stock, currently convertible into approximately 2.2 million shares of Common Stock, together with warrants that were issued in connection with the Series A Stock to purchase approximately 1.3 million shares of Common Stock. The remainder of the gross proceeds are expected to be used for working capital and to finance growth of the Company's business.

         Copies of the Securities Purchase Agreement, Registration Rights Agreement and Form of Warrant attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 16, 2005, the Company issued a press release announcing its financial results for the three and nine month periods ended September 30, 2005. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

         The information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

         Reference is made to Item 1.01 for information concerning the issuance by the Company on November 14, 2005 of the Series B Stock and the Warrants, which such securities were not registered under the Securities Act of 1933, as amended. Such securities were offered and issued in reliance on the exemption from registration provided by Section 4(2) and Rule 506 of Regulation D of such Securities Act.

ITEM 3.03  MATERIAL CHANGE TO RIGHTS OF SECURITY HOLDERS.

         The terms of the Series B Stock, set forth in the Certificate of Designation, Preferences and rights of Series B Convertible Preferred Stock, provided that the holders of the Series B Stock are entitled to receive, in preference to holders of Common Stock, a 5% per annum dividend payable upon conversion of the Series B Stock or upon a liquidation of the Company. Upon a liquidation of the Company, of Designation, Preferences and rights of Series B Convertible Preferred Stock, provided that the holders of the Series B Stock are entitled to receive, in preference to holders of Common Stock, no less than $10,200 per share (the original per share purchase price) of Series B Stock, plus accrued, unpaid dividends.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         In connection with the sale of the Series B Stock as set forth in the Securities Purchase Agreement, the Company's Board of Directors created the Series B Stock on November 14, 2005 by filing a Certificate of Designation with the Minnesota Secretary of State establishing the designations, number of shares, preferences, voting powers and other rights and the restrictions and limitations of the such Series . A copy of the Certificate of Designation is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (a)   Financial statements:  None.

           (b)   Pro forma financial information:  None.

           (c)   Exhibits:

                 4.1 Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock

                 10.1  Securities Purchase Agreement, dated November 14, 2005

                 10.2  Registration Rights Agreement, dated November 14, 2005

                 10.3  Form of Warrant, dated November 14, 2005

                 99.1  Press Release, dated November 16, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HEALTH FITNESS CORPORATION


                                            By   /s/ Wesley Winnekins
                                                 -------------------------------
Date: November 16, 2005                          Wesley Winnekins
                                                 Chief Financial Officer


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           HEALTH FITNESS CORPORATION
                            EXHIBIT INDEX TO FORM 8-K


Date of Report:                                             Commission File No.:
November 14, 2005                                                        0-25064

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                           HEALTH FITNESS CORPORATION

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Exhibit Number                       Description

      4.1 Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock

      10.1       Securities Purchase Agreement, dated November 14, 2005

      10.2       Registration Rights Agreement, dated November 14, 2005

      10.3       Form of Warrant, dated November 14, 2005

      99.1       Press Release, dated November 16, 2005